EXECUTION COPY

                              ASSUMPTION AGREEMENT

                             as of December 17, 2001


     Reference is made to the 364-Day Credit Agreement, dated as of November 13, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among Progress Energy, Inc., a North Carolina corporation (the "Borrower"), the lenders party thereto and Citibank, N.A., as administrative agent for such lenders (the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

     BARCLAYS BANK PLC (the "Additional Lender") and the Borrower hereby agree as follows:

     (a) The Additional Lender hereby agrees, that effective as of December 18, 2001 (the "Effective Date"), and subject to the satisfaction, on or prior to the Effective Date of the conditions set forth in clauses (A)(2), (A)(3) and (B) of
Section 2.04(b)(ii) of the Credit Agreement, (i) the Additional Lender will become a Lender under the Credit Agreement, (ii) the Commitment of the Additional Lender will be $50,000,000, and (iii) the Additional Lender will be bound by all the terms and provisions of the Credit Agreement binding upon each Lender, including, without limitation, Section 2.04(b)(iii).

     (b) The Borrower consents to the foregoing and agrees to deliver to the Administrative Agent, on or prior to the Effective Date, the evidence of corporate authorization, opinions and certificates described in clauses (A)(2) and (A)(3) of Section 2.04(b)(ii) of the Credit Agreement.

     (c) THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     (d) This Assumption Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were up on the same instrument.





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                                                                             S-1



     IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                      BARCLAYS BANK PLC


                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:


                                      Eurodollar Lending Office:

                                      -----------------------------------
                                      -----------------------------------
                                      Attn.:
                                            ------------------------
                                           (---) --------



                                      Domestic Lending Office (and
                                       address for notices):

                                      -----------------------------------
                                      -----------------------------------
                                      Attn.:
                                            ------------------------
                                            (---) --------


                                      PROGRESS ENERGY, INC.


                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                      Address for Notices:

                                      410 S. Wilmington Street
                                      PEB 19A3
                                      Raleigh, NC 27601
                                      Telecopier No.: 919/546-7826
                                      Telephone No.: 919/546-2924
                                      E-mail: charles.beuris@pgnmail.com
                                      Attention: Director of Financial
                                      Operations, Treasury Department

Accepted this      day of December, 2001
              ----
CITIBANK, N.A., as Administrative Agent



By
   -----------------------------------------
     Name:
     Title: